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                                                                    EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the Quarterly Report of Civitas BankGroup, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                   (1) The Report fully complies with the requirements of
            section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   By:  /s/ Richard Herrington
                                        ---------------------------------
                                        Richard Herrington
                                        President and Chief Executive Officer
                                        November 14, 2003


                                   By:  /s/ Andy LoCascio
                                        ---------------------------------
                                        Andy LoCascio
                                        Chief Financial Officer
                                        November 14, 2003